Business combinations	6 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combinations
On August 3, 2023, Endava announced the acquisition of TLM Partners Inc, together with its subsidiaries (”TLM”), a company that provides outsourced development services across design, engineering and art/animation for PC and console video games and other digital entertainment. TLM has a particular expertise in highly complex areas of cross-play, industry experience and deep relationships with a wide array of platform partners and clients in the United States and around the world including prominent games publishers and developers.TLM, a Delaware company, has subsidiaries in Canada and Ireland and a branch in Romania. TLM had 61 staff members as of August 31, 2023. The acquisition accounting of TLM was considered final as of December 31, 2023.

The consideration included elements of cash, equity, deferred and contingent consideration. The following table summarises the acquisition date fair values of each major class of consideration transferred:

£’000
Initial cash consideration	3,214
Fair value of deferred consideration	741
Fair value of contingent consideration	4,378
Total consideration transferred	8,333

Under the TLM share purchase agreement (the “TLM Purchase Agreement”) , the Group paid the former equity holders of TLM a cash purchase price of £3.2 million, including post closing adjustments on the cash, debt and working capital of TLM. In addition, the Group recognised deferred consideration with a fair value of £0.7 million attributed to a holdback amount, payable within 18 months of the acquisition date. The deferred consideration is measured at amortised cost using the effective interest rate method. The fair value at the balance sheet date approximates to its carrying value.
The Group also recognised a fair value of £4.4 million of consideration contingent upon fulfillment of certain earn-out conditions related to revenue and EBITDA of TLM during the earn-out period. Management estimated a 39% payout of this contingent consideration using probability-weighted outcomes. The fair value was then determined by applying an appropriate discount rate that embeds the risk included in the projected scenarios. Any subsequent revaluations to contingent consideration as a result of changes in such estimations are recognised in the consolidated statement of comprehensive income.
Under the TLM Purchase Agreement, there are other amounts in the form of restricted share units under the 2018 Equity Incentive Plan, that are payable in future periods based on the continued service of certain TLM employees. As all restricted share units are based on continued service provided to the post-combination entity, they have been excluded from consideration and will instead be accounted for as ongoing remuneration under IFRS 2.
The Company's allocation of the total purchase consideration against the net liabilities acquired is as follows:

£’000
Intangible assets - client relationships	2,106
Property, plant and equipment	88
Cash and cash equivalents	160
Trade and other receivables	1,106
Borrowings	(5,740)
Trade and other payables	(3,843)
Deferred tax liability	(537)
Fair value of net liabilities acquired	(6,660)

Other than intangible assets, the fair value approximates the carrying value of the net liabilities acquired. Management have no doubt over the collectibility of the trade receivables included in the trade and other receivables line above.

Intangible assets subject to valuation include client relationships. The multi period excess earnings method was applied to determine the fair value of the client relationship intangible asset. The fair value determined under this approach used customer attrition and discount rates as critical assumptions. The contribution of other tangible and intangible assets to the cash flows were also used as inputs in the fair value determination exercise, but they are not considered to be critical assumptions. The after-tax residual cash flows attributable to existing customers were discounted to a present value.

Deferred tax

The deferred tax liability at acquisition on the client relationship was £0.5 million based on a book base of £2.1 million and a tax base of nil at the date of acquisition.

Goodwill

Goodwill arising from the acquisition has been recognised as follows:

£’000
Consideration transferred	8,333
Fair value of net liabilities acquired	6,660
Goodwill	14,993

The goodwill arising from the acquisition represents the knowledge and experience of the workforce, who are instrumental in securing future revenue growth, the new customer relationships anticipated to arise post-acquisition and a proportion of goodwill that is, by its nature, the unidentifiable underlying assets that contributes in generating profits.

Acquisition related costs in the form of legal and professional fees of £0.9 million were expensed as incurred and are presented under selling, general and administrative expenses